UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 18 April 2022

AIR PRODUCTS AND CHEMICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2022, Russell A. Flugel, the Senior Vice President, Corporate Controller and Principal Accounting Officer of Air Products and Chemicals, Inc. (the “Company”), informed the Company that he was resigning, effective as of May 6, 2022, in order to pursue other opportunities.

Jeffrey Kutz will succeed Mr. Flugel as the Company’s Vice President, Corporate Controller and Principal Accounting Officer, effective upon the effective date of Mr. Flugel’s resignation. Mr. Kutz, age 62, joined the Company in 2012 and currently serves as Executive Director, Accounting Policy, Reporting and Consolidation, with responsibility for global accounting policies, financial statement preparation, implementation of new and emerging accounting guidance and accounting for the Company’s acquisitions, divestitures and megaprojects. Prior to joining the Company, Mr. Kutz oversaw the accounting for complex transactions at Exelon Generation and before that he was a Director at Chatham Financial. Neither Mr. Kutz nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Item 404(a) of Regulation S-K, nor is Mr. Kutz a party to any arrangement or understanding under which he was selected to serve as an officer.

Mr. Kutz will receive salary, bonus and equity awards at levels that are consistent with his seniority and position. He also will continue to receive health, welfare and retirement benefits at levels that are generally available to salaried employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: 19 April 2022	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary